UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2024

CEVA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49842	77-0556376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 400, Rockville, MD 20850
(Address of Principal Executive Offices, and Zip Code)

(240) 308-8328
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CEVA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendment to Chief Financial Officer Agreement

On April 1, 2024, Ceva, Inc. (the “Company”) and Yaniv Arieli, the Company’s Chief Financial Officer, entered into a fourth amendment (the “Fourth Amendment”) to Mr. Arieli’s existing employment agreement with the Company dated August 1, 2005, and subsequently amended on November 6, 2014, February 18, 2021 and November 7, 2022 (the “Arieli Agreement”). The Fourth Amendment confirms the parties’ mutual understanding that, consistent with equity award acceleration terms for the Company’s Chief Executive Officer, (1) the Company’s board of director’s May 2007 authorization for acceleration of vesting for Mr. Arieli’s stock options upon termination without Cause or resignation for Good Reason (each as defined in the Arieli Agreement) shall also apply to all other equity awards with time-based restrictions granted to Mr. Arieli, including Mr. Arieli’s time-based restricted stock units, and (2) the acceleration of vesting for all equity awards in connection with a termination without Cause or resignation for Good Reason by Mr. Arieli within 12 months of a Change of Control (as defined in the Arieli Agreement) shall only apply to the time-based vesting (and not performance-based vesting) component of any of Mr. Arieli’s equity awards.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit Number	Description

10.1†	Fourth Amendment to Employment Agreement, dated April 1, 2024, between Ceva Technologies, Ltd. and Yaniv Arieli.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Indicates management compensatory plan or arrangement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: April 5, 2024	By:	/s/ Yaniv Arieli
	Name:	Yaniv Arieli
	Title:	Chief Financial Officer